Investor Presentation MARCH 2017 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements. These statements can be identified by the use of forward-looking terminology including “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. These statements discuss future expectations including company growth expectations, demand for our products, expectations regarding future prices, capacity expansion plans, market trends, liquidity, transportation services, commercial product launches and research and development plans and may contain projections of financial condition or of results of operations, or state other “forward-looking” information. These forward-looking statements involve risks and uncertainties. Many of these risks are beyond management’s control. When considering these forward-looking statements, you should keep in mind the risk factors, Management’s Discussion and Analysis of Financial Condition and Results of Operations,
and other
cautionary statements in the company’s SEC filings. Forward-looking statements are not guarantees of future performance or an assurance that our current assumptions or projections are valid. Our actual results and plans could differ materially from those expressed in any forward-
looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events, except as required by law.
This presentation includes certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA. These non-GAAP financial measures are used as supplemental financial measures by our management to evaluate our operating performance and compare the results of our operations from period to period without regard to the impact of our financing methods, capital structure or non-operating income and expenses. Adjusted EBITDA is also used by our lenders to evaluate our compliance with covenants. We believe that these measures are meaningful to our investors to enhance their understanding of our financial performance. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP and may differ from similarly titled measures
used by other companies. For a reconciliation of such measures to the most directly comparable GAAP term, please see the appendix of this presentation.
FORWARD LOOKING INFORMATION
NON-GAAP
FINANCIAL MEASURES

Two Complementary Business Segments
FAIRMOUNT SANTROL
2.5
28%
6.4
72%
2016 VOLUMES
(million tons)
Proppant  Solutions
Oil & Gas Markets
Resin-Coated Proppants
Propel SSP
®
Tier 1 Northern White Sand
Tier 2 Texas Gold Sand
Industrial & Recreational (I&R)
Foundry, Glass, Sports & Recreation,
Building and Filtration Markets
Resin-Coated Sand
Custom Blending
High-Purity Sand
Enhanced Resin
Complementary markets throughout business cycles
Complementary products to leverage asset base

Core Differentiators for Long-Term Value Creation

Commitment to People, Planet & Prosperity
Technology & Innovation
Broad Product Portfolio
Operational Scale & Efficiencies
Extensive Distribution and Unit Train Capabilities
Core Differentiators for Long-Term Value Creation
FAIRMOUNT SANTROL

“Staying True” to All 3 Pillars of Sustainable Development
_____________________
Source: Company website and corporate filings
Safety rates above industry
averages since 2007
> 3,700 participants in
learning opportunity
courses
> 76,000 paid volunteer
hours since 2011; >75%
participation in 2016
27 zero waste to landfill
facilities
Reduced 90% of waste
sent to landfills since
2009
Planted nearly 500,000
trees to offset
greenhouse gases to
neutral since 2011
Material annual net benefits
from SD projects since 2012
80% of Family Members
participated in Financial
Wellness Course in 2015
Since 2014, our safety record
has resulted in an Experience
Modification Rate (EMR) 40%
below industry average, further
reducing overall costs

FAIRMOUNT SANTROL

PRODUCT PORTFOLIO
Deliver value to most technically
demanding customers
6
Innovation Throughout Our Organization
TECHNOLOGY & INNOVATION
OPERATIONS
Leveraging proprietary
manufacturing processes
ADMINISTRATION & TECHNICAL SERVICES
Using innovation across both Proppant
Solutions and I&R
Continual innovation in all aspects of organization is core to Fairmount Santrol
Patented & proprietary resins
Innovative and cost-effective coated
products for all well temperature and
closure conditions as well as for Foundry
Castings
Proprietary coating processes for Resin-
Coated Sands and SSP
Proprietary mining & sand processing
Vertical integration enabling manufacturing
of proprietary resins
Continuous improvement and tech support
of existing products
Origin-destination pairing optimization to
reduce logistics costs, including the
utilization of unit trains

+42%
Propel SSP
Offset
Cumulative Oil (bbl)
250,000
200,000
150,000
100,000
50,000
0
0
3
6
9
12
Propel SSP
Offset
Cumulative Production (BOE)
60,000
40,000
20,000
0
0
2
4
6
8

FairmountSantrol

Propel SSP
®
–
Enhanced Productivity Driven by Design Optimization
7
Field Trial Stats
100+ wells
20+ E&Ps
Bakken/
Three Forks
Canadian Bakken
Codell/
Niobrara
Mississippian Lime
Utica
Marcellus
Eagle Ford
Escondido
Uinta
Permian
Pinedale
Future Growth via
Propel SSP 350
®
(brackish & produced water markets)
+21%
Months
Months
Field Trial Areas
Case Study
Eagle Ford
+45%
TECHNOLOGY & INNOVATION

Propel SSP
®
–
Operational Efficiency and Flexibility
TECHNOLOGY & INNOVATION
Significant operational efficiency and flexibility compared to traditional well designs:
Allows service companies to increase utilization of their own resources; important as completion resources tighten
Propel SSP 350
®
product line extension allows for flexibility in water usage, including brackish and produced water
-50%
-50%
-20%
0%
-100%
-20%
-20%
-80%
-100%
-100%
-100%
-90%
-80%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
Water Usage
Pumping Time
Additive Usage
Water Heating
Screenouts
Slickwater
Crosslinked Gel

99.9% pure silica

Only Integrated I&R Sand and Resin Solutions Provider
BROAD
PRODUCT
PORTFOLIO
–
INDUSTRIAL
&
RECREATIONAL
PRODUCTS/
CHARACTERISTICS
TARGET MARKETS
Construction
Foundries
Glass manufacturing
Golf courses
Colored play sand
Sports turf
Water filtration
+200 engineered sand-
based resin products
Construction
Foundries
Expert custom blends of
minerals, aggregates,
colorants, epoxies and
polymers
Construction
Specialty products
Sports & recreation
HIGHER VALUE-ADD
HIGH-PURITY SANDS
ENGINEERED
RESIN-COATED SANDS
CUSTOM BLENDING
HIGH-PERFORMANCE
RESIN SYSTEMS
High-quality traditional
foundry resin systems and
proprietary resin
development for advanced
resin-coated proppants
Foundries

High-Purity Northern
White Silica Sands
Tier 2 regional sand
Precured
Resin-Coated Sand
Highest strength
Increased flowback
protection
Curable Resin-
Coated Sand
Highest flowback
protection
Increased strength
Texas Gold®
Frac
Sand
Tier 1 99.8% pure silica
10
Products to Address All Well Environments
Proppant coating that enhances
well productivity and operational
efficiency through improved
proppant transport and frac
geometry optimization
PRODUCTS/
APPLICATIONS
Lower-cost,
API-certified sand
applications
High-temperature /
high-pressure wells
where the proppant
needs extra strength
& fines encapsulation
Wells where flowback
is a challenge
Medium cost, delivers
higher productivity
versus regional sands
In any well to optimize water,
chemical and horsepower
required to place the targeted
proppant volume and mesh
size
RAW SAND
Propel SSP
®
HIGHER PRODUCTIVITY
RESIN-COATED SAND
TRANSPORT TECHNOLOGY
HIGHER CRUSH STRENGTH
BROAD
PRODUCT
PORTFOLIO
–
PROPPANT
SOLUTIONS
CHARACTERISTICS

Broad Asset Base Provides Flexibility and Efficiency
OPERATIONAL
SCALE
&
EFFICIENCIES
Nearly 750 million tons of proven reserves,
allowing for long-term organic growth
Locations, grade mixes and logistic
capabilities provide flexibility
Low-cost Wedron facility represents over 60%
of active frac sand capacity
Ability to reopen idled facilities quickly and with
minimal investment to add roughly 2 million
tons of annual frac sand capacity
Greenfield site in Katemcy, TX or expansion of
current facilities available to increase capacity
1.6 million tons of active annual coating
capacity
FAIRMOUNT
SANTROL
ACTIVE
ANNUAL
CAPACITY
(in millions of tons)
Wedron
Voca
Menomonie
Maiden Rock
Brewer
-
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
Active Q1 2017
15.4
I&R (3 plants)

Number of Rigs
1-25
25-50
50-100
100+
Minnesota
Wisconsin
Michigan
Ohio
Illinois
Missouri
Texas

Logistics Footprint in All Key Basins
OPERATIONAL SCALE & EXTENSIVE  DISTRIBUTION
Canada
FMSA Terminal
FMSA Mining & Processing
Unit Train Destination
Unit Train Origin (Mining &
Processing)
Idled and Closed Mining &
Processing
42 destinations in heart of basins
Significant barriers to re-create network
Terminals closer to wells reduces last-mile costs
Coating Operation

Leveraging Our Unit Train Capabilities
9 unit-train capable terminals
2 additional unit train terminals in process
Unit trains can lower delivered cost by $6-$10/ton and increase delivery speed
Unit trains increase rail car turns and overall efficiency of rail car fleet
0%
20%
40%
60%
80%
2014
2015
2016
PERCENTAGE OF NORTHERN WHITE SAND SHIPPED VIA
UNIT TRAIN
EXTENSIVE DISTRIBUTION AND UNIT TRAIN CAPABILITIES

Rail Car Update
Currently 2,100 cars in storage
Expect all cars to be out of storage by end of 2017
Deliveries deferred until 2020 and 2021 can be pulled forward if necessary at lower rates
2016
2017
2018
2019
2020
2021
Q1
Q2
Q3
Q4
Entering Fleet
0
50
100
0
200
0
0
1,050
650
Expiring Leases¹
-190
-130
-120
-70
-780
-1,050
-1,350
0
0
Expected Change in Rail
Cars
-190
-80
-20
-70
-580
-1,050
-1,350
1,050
650
Ending
Cars in Fleet
(include cust cars)
10,300
10,220
10,200
10,130
9,550
8,500
7,150
8,200
8,850
Avg. Cars in Storage
3,800
3,750
3,050
2,950
Cost Associated
with
Excess Rail Cars
~$8M
~$8M
~$6.5M
~$5.2M
Excess cost / ton
~$5.00
~$6.25
~$3.75
~$2.85
1 –
Between 2017 & 2019, FMSA controls 76% (2,200 / 2,900) of railcar lease expirations
EXTENSIVE DISTRIBUTION AND UNIT TRAIN CAPABILITIES

Performance Update

2.6
2.6
3.4
1.8
2.2
2.6
3
3.4
3.8
773
455
509
200
400
600
800
16
Solid Performance Under Challenging Market Conditions
PERFORMANCE UPDATE
Sources:
(1)
Baker Hughes
(2)
FMSA Demand Estimates
FMSA FRAC SAND VOLUMES
(in millions of tons)
AVERAGE U.S. LAND RIG COUNT
FRAC SAND MARKET
VOLUMES
(2)
(in millions of tons)
1H16
2H16
+12%
8.2
8.8
5
6
7
8
9
10
+26%
+29%
-41%
-15%
+3%
2H15
1H16
2H16
2H15
1H16
2H16
2H15
Key differentiators contributed to outperformance in 2016
(1)
7.0

Solid Results in I&R Markets
I&R expected to show continued solid demand led by Glass, Building Products and
Sports & Recreation
PERFORMANCE UPDATE
VOLUME
(in millions of tons)
2015
2016
GROSS PROFIT
($ in millions)
2015
2016
7.5
8
8.5
9
$35
$40
$45
$50

Financial Update
Fourth-quarter 2016 results
Proppant
Solutions volumes of 1.8 million tons, up 5% sequentially
Fine grades continued to bump up against capacity
Revenues of $140.5 million, up 10% sequentially, aided by 5% pricing increase in Proppant Solutions
Proppant
Solutions gross margin per ton increased to $9.26 from $3.62 in the prior quarter, helped by increased volumes and price improvement along with the implementation of previously announced operational cost efficiencies and lower rail car costs
Adjusted EBITDA of $11.7 million
PERFORMANCE UPDATE

Looking Ahead

01/01/16
02/01/16
03/01/16
04/01/16
05/01/16
06/01/16
07/01/16
08/01/16
09/01/16
10/01/16
11/01/16
12/01/16
01/01/17
02/01/17
03/01/17

FairmountSantrol

Improving proppant market with continued positive tailwinds
Current rig count significantly above 2016 average
Increasing proppant intensity per well, driven by longer laterals and more proppant per stage
In addition to industry tailwinds, FMSA also experiencing:
Renewed
focus
on
productivity
and
flowback
protection
driving
volume
growth
for
value
added
proppants,
as
well
as a renewal of tempered product sales in gas plays
Increasing interest in coarser grade sands
AVERAGE PROPPANT TONS
PER U.S. HORIZONTAL WELL
LOOKING AHEAD
Positive Tailwinds for the Proppant
Market
20
Sources:
(1)
Baker Hughes
(2)
FMSA estimates based on public E&P presentations and internal estimates + PacWest Consulting Partners
U.S. HORIZONTAL LAND RIG COUNT
~ +75% -
+80%
4,400 -
4,800
5,100 -
5,500
~ +15% -
+20%
2,500 -
2,700
2014
2016
2017 Est.
300
350
400
450
500
550
600
650
700
(1)
(2)

Financial Outlook
First-quarter 2017 outlook
Total expected volumes of 2.6 -
2.7 million tons, Proppant Solutions up low double digits
Continued capacity constraints on fine grades; restart of Brewer, MO and Maiden Rock, WI will add modest capacity toward end of Q1
Total sales expected to be in a range of $165 -
$175 million
Q1 pricing increase on raw frac
sand expected to be 10% excluding changes in mix from Q4
Total Q1 mix will have higher percentage of FOB Mine and coarser grades, which are expected to increase volumes and somewhat offset average price per ton growth
Adjusted EBITDA expected to be in a range of $17 -
$20 million
Second-quarter 2017 outlook
Restart of Brewer and Maiden Rock will add 2.3 million tons of annual capacity by middle of Q2
Q2 raw sand pricing increases expected to surpass Q1 price increases assuming consistent mix
PERFORMANCE UPDATE

Industry Leader Well-Positioned for Growth
WHY INVEST IN FMSA?
Technology & innovation
Broad product portfolio
Operational scale & efficiencies
Distribution & unit train capabilities
Higher rig counts
Increased proppant intensity per well
More focus on well productivity and
flowback
protection
Continued solid demand in I&R
STRONG MARKET DRIVERS
KEY LONG-TERM DIFFERENTIATORS
AND VALUE CREATORS
Commitment to People, Planet & Prosperity

Appendix

Appendix: Reconciliation of Non-GAAP Financial Measures
Adjusted
EBITDA
(in thousands)
2016
2015
Net loss
$(19,905)
$(90,831)
Interest expense, net
15,324
16,077
Provision (benefit) for income taxes
(655)
(13,996)
Depreciation, depletion, and amortization expense
17,875
18,995
EBITDA
$12,639
$(69,755)
Non-cash stock compensation expense
1,504
(2,655)
Impairment charges
2,494
69,545
Restructuring charges
263
Loss on disposal of fixed assets
7,288
Deferred financing cost
write-off
2,618
Gain on debt repurchase
(8,178)
Transaction expenses
& other charges
630
Adjusted EBITDA
$11,707
$4,686
Three Months Ended Dec  31,

INTERNATIONAL OPERATIONS

Canada
Denmark
China
Mexico

Montana
North Dakota
Minnesota
Wisconsin
Michigan
Wyoming
Iowa
Illinois
Indiana
Ohio
Pennsylvania
Colorado
Missouri
Oklahoma
New Mexico
Texas
Louisiana
Alabama
Georgia

FairmountSantrol

Appendix: Total Facility Map
Coating Operations
Mining & Processing
Oil & Gas Terminals
Unit Train Destination
U.S. OPERATIONS
LOGISTICS NETWORK
Industrial & Recreational
Terminals
Unit Train Origin
Headquarters
Research & Development
Specialty Products
Resin Manufacturing
Administrative/Sales Offices